UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 4, 2007


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                  -----------
                 (State or other jurisdiction of incorporation)


          1-14244                                      84-1214736
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 (Commission File Number)                   (I.R.S. Employer Identification No.)

    1111 EAST TAHQUITZ CANYON WAY, SUITE 110, PALM SPRINGS, CALIFORNIA 92262
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               (Address of principal executive offices) (Zip Code)

                                 (760) 327-5284
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              (Registrant's telephone number, including area code)

                         GLAS-AIRE INDUSTRIES GROUP LTD.
                             145 TYEE DRIVE, #1641
                         POINT ROBERTS, WASHINGTON 98281
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              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))


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                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS..............................1

SECTION 2.   FINANCIAL INFORMATION.............................................1

SECTION 3.   SECURITIES AND TRADING MARKETS....................................1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL
                 STATEMENTS....................................................1

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT...............................1

     Item 5.02  Departure of Directors or Principal Officers;
                Election of Directors; Appointment of Principal Officers.......1

SECTION 6.   ASSET BACKED SECURITIES...........................................2

SECTION 7.   REGULATION FD.....................................................2

SECTION 8.   OTHER EVENTS......................................................2

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ................................2

SIGNATURES.....................................................................2



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SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

         Not Applicable.


SECTION 2.  FINANCIAL INFORMATION

         Not Applicable.


SECTION 3.  SECURITIES AND TRADING MARKETS

         Not Applicable.


SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         Not Applicable.


SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective May 31, 2007, Hugh Dallas resigned as one of the Company's directors in order to open a place on the Board for an outside independent director. Mr. Dallas will remain as an executive officer of the Company in his current position. Accordingly, on May 31, 2007, the Company's Board of Directors adopted a resolution by unanimous written consent accepting Mr. Dallas' resignation from the Board and appointing Robert August as a new director to fill the vacancy left by the departure of Mr. Dallas. The following is a summary of Mr. August's experience, background and qualifications.

         S. Robert  August is the  President  and founder of S. Robert  August &
Company, Inc., a national marketing and management firm specializing in servicing real estate builders, developers, Realtors, economic development councils, suppliers, manufacturers, and related businesses. The company, located in Denver, Colorado, was founded by Mr. August in 1983. Mr. August is also the founder of RealtyWorks, Inc., a real estate firm founded in 1995 in Denver, Colorado, specializing in land and new home sales, which operated until 2006. From 1983 to 1995, Mr. August was the founder and President of S. Robert August Realty Corporation in Denver, Colorado, specializing in land and new home sales. Mr. August was the Vice President of Marketing and Sales for Stuart R. Scott & Associates, Inc. from 1982 to 1983, where he trained, supervised and motivated a real estate sales force for six residential communities. Mr. August has also served as a Director of Marketing for The Ranch in Denver, Colorado, from 1978 to 1982, a Project Manager for Tollin-Grayboyes from 1976 to 1978, and other positions in real estate sales and consulting. Mr. August has a Bachelor of Arts Degree in Labor Management Relations from Pennsylvania State University and a Masters of International Management from the American Graduate School of International Management (1976). Mr. August is also active in fund raising for Children's Hospital, Multiple Sclerosis, Hospice of Metro Denver, Colorado Easter Seal Society, Show Home for Hope, Bridge Project, Colorado AIDS Project, Colorado Pediatric Aids Foundation, Home Builders Foundation, and National Association of Home Builders' (NAHB) Home Builders Care. Mr. August serves as a Past Chairman of the NAHB's National Sales and Marketing Council.

SECTION 6.  ASSET BACKED SECURITIES

         Not Applicable.


SECTION 7.  REGULATION FD DISCLOSURE

         Not Applicable.


SECTION 8.  OTHER EVENTS

         Not Applicable.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Exhibits

                  None.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                               ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                               -----------------------------------------
                                            (Registrant)

Date:  June 4, 2007


                               \s\  Edward Torres, Chief Executive Officer
                               -------------------------------------------
                               Edward Torres, Chief Executive Officer









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